Semiannual Report

New Era Fund

June 30, 1999

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------
New Era Fund


o The environment improved for natural resources stocks as concerns about deflation were replaced by expectations for renewed global growth.

o The fund posted a strong return for the six months ended June 30 and positive results for the 12-month period.

o Performance was ahead of the Lipper average for the year but behind it for the last six months because of the fund's broad diversification.

o    Mergers involving key holdings enhanced results.

o Stronger global economic growth, combined with a cautious Fed that is not likely to overreact to inflation, bodes well for natural resources companies and the fund.


Fellow Shareholders

     The domestic stock market continued to post impressive gains through mid-year. The environment for the New Era Fund improved substantially as investors largely dismissed last year's worries about possible deflation and, instead, began to search for industries that will benefit from the global economic growth that has started to emerge.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/99               6 Months        12 Months
--------------------------------------------------------------------------------
New Era Fund                          20.48%            5.60%

S&P 500                               12.38            22.76

Lipper Natural Resources
Funds Average                         26.82             2.50


     Early signs of an economic recovery in Asia, including Japan, suggest that resource and industrial commodity markets will continue to strengthen over the next year. In fact, energy markets have already experienced a substantial recovery. The improvement in the prices of oil and natural gas, and the expected revival of other commodities, led to strong performance in the shares of companies that produce and sell these basic materials. As a result, your fund outperformed the unmanaged Standard & Poor's 500 Stock Index over the first half of the year. However, the return trailed the Lipper Natural Resources Funds Average due to our diversification within natural resources sectors. This resulted in a somewhat lower-than-average emphasis on energy, which was particularly strong during the first half, and a higher weighting in precious metals and real estate, both of which lagged the S&P 500 and other resource stocks. Twelve-month results trailed the S&P 500 but were more than double that of the Lipper benchmark.

ECONOMIC REVIEW

     Tough medicine prescribed by the International Monetary Fund, and reforms instituted by a number of emerging market economies, contributed to improved trade balances, higher domestic reserve levels, buoyant local equity markets, and the beginning of economic recovery for many countries leveled by last year's currency and banking crises. The results varied according to the degree of adherence to, and speed of execution of, these policies. Several major oil companies had noted the beginning of a recovery late last year in some Asian nations hardest hit by the financial turmoil. This became particularly evident as crude oil demand rose modestly throughout the region during the first quarter of 1999, with South Korean demand particularly strong. Some of the improvement was related to the restocking of inventories depleted during the economic hardship and to more normal winter weather conditions. However, a nascent recovery rooted in fundamentals is also evident. Even Japan, which has been struggling economically since the beginning of the decade, witnessed nearly 8% GDP growth in the first quarter, though there is some concern that this performance may not be sustainable.

     The U.S. economy continued to show remarkable strength, especially in the area of consumer spending, and is serving as the growth engine for the world. Robust consumer spending has been reinforced by the wealth effect of high participation in the long-lived bull market in stocks. The Federal Reserve, concerned that such heavy spending could lead to higher inflation, preemptively raised the federal funds rate a quarter-point at the end of June. At present, policymakers seem content with the explanation that high productivity gains in the workforce, due in large measure to the application of technology, are holding down inflation. Furthermore, the labor force still seems more interested in job security than in wage increases, despite low unemployment. This attitude can partly be attributed to continuing corporate downsizing and the availability of cheap labor overseas. These conflicting forces suggest that the Fed will not step on the monetary brakes too heavily to combat inflation because it does not want to derail the robust economy. The Fed is fully aware that recovery in the rest of the world remains fragile and dependent upon U.S. policy.


Information on Year-End Distributions
--------------------------------------------------------------------------------

     To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site-www.troweprice.com.

     We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts.

     If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions.

     If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.

     In January, Europe launched its long-awaited Economic and Monetary Union and unified currency, the euro. Unfortunately, the euro has weakened considerably against the dollar since its inception, giving rise to doubts about the future of the EMU itself. The economies of Germany and Italy are weak relative to many of the other nine members, and doubts about EMU viability were heightened by the waiving of some policy rules for Italy. Conversely, the weaker euro could stimulate exports and lead to consolidation and cost reduction efforts across the Continent. An unprecedented wave of cross-border mergers and acquisitions has already occurred. If this continues, the EMU will emerge as a significant competitor on the world economic scene-as was the original intention. The political risks remain and bear watching, but we believe the EMU and the euro will eventually find their footing.

PORTFOLIO MANAGEMENT

     As we forecast in our last report to you, energy prices have recovered, although the strength and speed of the recovery was somewhat surprising. In an effort to take advantage of this development, we made changes in our energy holdings, which benefited fund results. Our diversified approach to resource investing has been rewarding, with less risk to shareholders over the longer term.


INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

Reserves and Others                 13
Non-Resources                        7
Energy                              45
Metals and Mining                    6
Precious Metals                      8
Forest Products                      8
Diversified Resources                7
Building and Real Estate             6

Based on net assets as of 6/30/99.

     Mergers and acquisitions in resource and associated industries enhanced performance significantly in the first half. Atlantic Richfield, a sizable fund holding, agreed to be acquired by BP Amoco subject to regulatory approval, and Weyerhauser is slated to acquire Canadian forest products and paper company MacMillan Bloedel. Merger activity in the energy arena was not limited to the major oil companies and independent producers; two energy service companies in the portfolio, Daniel Industries and J. Ray McDermott, were recently acquired as that segment also consolidates.

     Several new positions were added during the past six months. Among them were Azurix, a unique global water resource and utility company; Canadian Occidental Petroleum, an oil price-sensitive Canadian energy company with exploration and production assets around the world; Key Energy Services, a dominant company in the domestic well workover industry, which has significantly consolidated during the downturn; Sonat, a natural gas pipeline and production company being acquired by El Paso Corporation; and
     W. R. Grace, a recently transformed specialty chemicals company with strong new management.

OUTLOOK

     The outlook for the industries we invest in seems bright on the basis of expanding global economic growth over the next year. Currently, the U.S. is benefiting from relatively weak economic conditions in the rest of the world. Our economy continues to grow rapidly without inflation by drawing on the underutilized capacity of labor and manufacturing in other countries. As other economies begin to recover, utilization will rise and pricing power will be restored, which should translate into greater profitability for resource and other commodity industries. At center stage will be the Federal Reserve and its approach to fighting inflation by raising interest rates in a measured fashion. As mentioned, the Fed is not aggressively fighting inflation for fear of slowing the only economy with strong momentum. However, when the rest of the world is able to demonstrate that recovery is at hand and growth restored, the Fed may decide to raise interest rates further.

     With the recovery in oil and gas prices, health has largely returned to the energy industry. The price of crude is likely to hover near the current level for a while, as OPEC gradually lifts the quota restrictions instituted to tighten oil markets. About seven million barrels per day of capacity were temporarily held back, and as they are restored to production over the next two years the price is unlikely to rise much above recent levels. Domestic natural gas capacity has eroded while demand for it continues to rise. Structural changes in the industry are likely to result in a tight market for the next couple of years, and higher prices should be the consequence. The situation arose as a result of mergers involving many of major companies in the industry. Capital spending discipline and the inevitable delays resulting from the mergers of these behemoths should keep a lid on reinvestment in exploration and development. Therefore, it is unlikely that new capacity will grow as rapidly as demand for either oil or natural gas.

     Most central banks appear to have concluded that gold is no different from any other commodity and has limited value as a reserve asset. Since the preference is to carry reserves of dollars, yen, and euros, gold prices have been driven down by reserve sales, especially the recent auction by Great Britain. As in other commodity industries, high-cost capacity must close down and inventory in weak hands must find a new home before any recovery is likely. The market is concerned that the gold reserves of central banks, amounting to well over 10 years of inventory, are now in weak hands and a sizable amount of bullion must be mobilized before the market can stabilize at a new price level. Ironically, this is taking place in spite of concerns about rising inflation and gold's traditional relationship to it. Accordingly, the stocks of gold mining companies currently reflect all of these concerns and are at very low historical valuations relative to the market.

     We believe the New Era Fund can continue to perform well in light of the brighter earnings prospects for portfolio companies. Our outlook hinges on the forbearance of the Federal Reserve and its reluctance to overreact in its efforts to restrain inflation, plus continued economic momentum building in the rest of the world. We will maintain our usual discipline of investing in companies that are constantly reinventing themselves and refuse to rest on their laurels as commodity prices begin to move in their favor.

Respectfully submitted,

Charles M. Ober
President and Chairman of the Investment Advisory Committee

July 23, 1999



T. Rowe Price New Era Fund
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Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                Percent of
                                                                Net Assets
                                                                   6/30/99
--------------------------------------------------------------------------------

Wal-Mart                                                              5.5%

Mobil                                                                 4.7

Royal Dutch Petroleum                                                 3.5

Schlumberger                                                          3.0

Atlantic Richfield                                                    2.9

--------------------------------------------------------------------------------

USX-Marathon                                                          2.9

Fort James                                                            2.7

Newmont Mining                                                        2.5

DuPont                                                                2.4

Burlington Northern Santa Fe                                          2.3

--------------------------------------------------------------------------------

Halliburton                                                           1.9

Amerada Hess                                                          1.8

Chevron                                                               1.8

Burlington Resources                                                  1.5

Reynolds Metals                                                       1.5

--------------------------------------------------------------------------------

Inco                                                                  1.4

Baker Hughes                                                          1.4

Total                                                                 1.4

Kimberly-Clark                                                        1.3

Nucor                                                                 1.3

--------------------------------------------------------------------------------

Murphy Oil                                                            1.3

Rouse                                                                 1.3

Unocal                                                                1.2

Norfolk Southern                                                      1.2

Rio Tinto                                                             1.2

--------------------------------------------------------------------------------

Total                                                                53.9%

Note: Table excludes reserves.



T. Rowe Price New Era Fund
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Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 6/30/99

Ten Largest Purchases
--------------------------------------------------------------------------------

W.R. Grace *

Sonat *

Azurix *

Unocal

Amerada Hess

Key Energy Services *

Devon Energy *

Canadian Occidental Petroleum *

USX-Marathon

Norfolk Southern


Ten Largest Sales
--------------------------------------------------------------------------------

Wal-Mart

WMC Limited **

Georgia-Pacific **

BP Amoco

Schlumberger

Reynolds Metals

McDermott International

Corning

Inco

Unocal

 *  Position added
**  Position eliminated



T. Rowe Price New Era Fund
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.


NEW ERA FUND
--------------------------------------------------------------------------------

As of 6/30/99

                               Lipper
                               Natural
                               Resources        New Era         New Era
               S&P 500         Fund Average     Fund-Line       Fund-Area

6/30/89        10.000          10.000           10.000          10.000
6/90           11.649          11.496           10.969          10.969
6/91           12.510          11.029           11.204          11.204
6/92           14.188          11.130           11.602          11.602
6/93           16.122          13.570           12.933          12.933
6/94           16.348          13.689           13.886          13.886
6/95           20.611          14.876           16.278          16.278
6/96           25.970          18.497           19.338          19.338
6/97           34.982          22.134           23.978          23.978
6/98           45.533          21.447           24.865          24.865
6/99           55.895          22.444           26.258          26.258


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/99     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
New Era Fund              5.60%         10.73%         13.59%         10.14%


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.



T. Rowe Price New Era Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                     6 Months      Year
                        Ended     Ended
                      6/30/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94

NET ASSET VALUE
Beginning of period  $  19.78  $  25.95  $  26.06  $  22.65  $  20.15  $  20.35

Investment activities
  Net investment
  income                 0.14      0.37      0.40      0.38      0.47      0.36
  Net realized and
  unrealized gain (lo    3.91     (2.97)     2.40      5.12      3.71      0.69

  Total from
  investment
  activities             4.05     (2.60)     2.80      5.50      4.18      1.05

Distributions
  Net investment
  income                    -     (0.40)    (0.37)    (0.38)    (0.48)    (0.38)
  Net realized gain         -     (3.17)    (2.54)    (1.71)    (1.20)    (0.87)
  Total distributions       -     (3.57)    (2.91)    (2.09)    (1.68)    (1.25)

NET ASSET VALUE
End of period        $  23.83  $  19.78  $  25.95  $  26.06    $22.65  $  20.15

Ratios/Supplemental
Data Total return*      20.48%    (9.88)%   10.96%    24.25%    20.76%     5.17%

Ratio of total
expenses to average
net assets               0.75%!    0.75%     0.74%     0.76%     0.79      0.80%

Ratio of net
investment income to
average net assets       1.28%!    1.27%     1.33%     1.53%     2.00      1.87%

Portfolio turnover
rate                    30.0%!    23.1%     27.5%     28.6%     22.7%     24.7%

Net assets, end
of period
(in millions)         $  1,136  $   999  $  1,493  $  1,468  $  1,090  $    979

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!  Annualized


The accompanying notes are an integral part of these financial statements.



T. Rowe Price New Era Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1999


Statement of Net Assets                              Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  93.8%

NATURAL RESOURCE-RELATED  83.3%

Building and Real Estate  5.4%

Archstone Communities Trust, REIT                       259,000   $    5,682

Boston Properties, REIT                                  50,000        1,794

Camden Property Trust, REIT                             178,100        4,942

Catellus Development *                                  395,000        6,122

Equity Office Properties, REIT                           88,441        2,266

Federal Realty Investment Trust, REIT                   230,000        5,276

Reckson Associates Realty, REIT                         340,000        7,990

Rouse                                                   560,000       14,210

Security Cap US Realty *                                290,000        5,510

Security Cap US Realty (Class A) *                       50,000          950

Simon DeBartolo Group, REIT                             271,400        6,887

                                                                      61,629


Forest Products  7.6%

Bowater                                                  20,000          945

Champion International                                  170,000        8,139

Domtar                                                  421,200        4,001

Fort James                                              799,120       30,267

International Paper                                     140,000        7,070

Kimberly-Clark                                          260,000       14,820

Macmillan Bloedel (CAD)                                 325,000        5,880

Smurfit-Stone Container *                               530,000       10,882

Willamette Industries                                    91,400        4,210

                                                                      86,214


Integrated Petroleum - Domestic  10.1%

Amerada Hess                                            340,000       20,230

Atlantic Richfield                                      400,000       33,425

Murphy Oil                                              300,000       14,644

Unocal                                                  350,000       13,869

USX-Marathon                                          1,010,000       32,888

                                                                     115,056


Integrated Petroleum - International  12.9%

BP Amoco ADR                                             50,000        5,425

Chevron                                                 210,000       19,990

Elf Aquitaine ADR                                       100,000   $    7,356

Mobil                                                   535,000       52,965

Royal Dutch Petroleum ADR                               668,400       40,271

Texaco                                                   70,000        4,375

Total Fina Sa ADR                                       250,000       16,109

                                                                     146,491


Refining & Marketing  0.3%

Tosco                                                    60,000        1,556

Ultramar Diamond Shamrock                                40,000          872

Valero Energy                                            57,400        1,231

                                                                       3,659


Petroleum Exploration and Production  8.8%

Anadarko Petroleum                                      160,000       A5,890

Anderson Exploration (CAD) *                            275,000        3,614

Barrett Resources *                                     234,550        9,001

Burlington Resources                                    400,000       17,300

Canadian Natural Resources (CAD) *                      140,000        2,757

Canadian Occidental Petroleum Limited (CAD)             350,000        5,644

Devon Energy                                            124,550        4,453

EEX *                                                   553,333        3,839

Mitchell Energy & Development (Class B)                 500,000        9,187

Noble Affiliates                                        150,000        4,228

Ocean Energy *                                        1,247,800       12,010

Pogo Producing                                          200,000        3,725

Santa Fe Snyder *                                       928,600        7,081

Union Pacific Resources                                 654,186       10,671

                                                                      99,400


Miscellaneous Energy  0.8%

Niagara Mohawk *                                        590,000        9,477

                                                                       9,477

Energy Services  10.9%

Baker Hughes                                            486,000       16,281

BJ Services *                                           400,000       11,775

Coflexip ADR                                            300,000       13,163

Cooper Cameron *                                        241,800        8,962

Halliburton                                             470,000       21,267

Key Energy *                                          2,000,000        7,125

McDermott International                                 386,650       10,923

Schlumberger                                            540,000   $   34,391

                                                                     123,887


Precious Metals  7.6%

Anglo American Platinum ADR                             496,744       11,559

Barrick Gold                                            320,640        6,212

Battle Mountain Gold                                  1,430,000        3,486

Cambior                                               1,416,000        4,602

Homestake Mining                                      1,602,630       13,122

Newmont Mining                                        1,410,359       28,031

Normandy Mining (AUD)                                 4,475,421        2,976

Placer Dome                                           1,006,950       11,895

TVX Gold                                              4,087,200        4,087

                                                                      85,970


Non-Ferrous Metals  1.7%

Bougainville Copper (AUD) *                           2,030,829          282

Inco                                                    860,000       15,480

Phelps Dodge                                             60,000        3,716

                                                                      19,478


Diversified Metals  4.0%

Nucor                                                   310,000       14,706

Reynolds Metals                                         290,000       17,110

Rio Tinto (GBP)                                         800,000       13,530

                                                                      45,346


Chemicals  6.0%

DuPont                                                  400,000       27,325

Great Lakes Chemical                                    230,000       10,594

Hercules                                                290,000       11,401

Millennium Chemicals                                    150,000        3,534

Octel *                                                 169,000        2,113

W. R. Grace *                                           720,000       13,230

                                                                      68,197


Diversified Resources  6.3%

Azurix *                                                500,000       10,000

Burlington Northern Santa Fe                            855,000       26,505

IMC Global                                              549,000        9,676

Lonrho Africa (GBP)                                   1,251,472          907

Norfolk Southern                                        460,000       13,858

Overseas Shipholding Group                              200,000        2,575

Penn Virginia                                           361,800   $    7,146

Western Water *                                         314,500        1,061

                                                                      71,728

Gas Transmission  0.9%

Sonat                                                   300,000        9,937

                                                                       9,937

Total Natural Resource-Related                                       946,469


CONSUMER AND SERVICE  7.0%

Merchandising  5.4%

Wal-Mart                                              1,290,000       62,242

                                                                      62,242


Miscellaneous  1.6%

Bristol-Myers Squibb                                    100,000        7,044

Corning                                                 110,000        7,714

GE                                                       30,000        3,390

                                                                      18,148

Total Consumer and Service                                            80,390

Total Miscellaneous Common Stocks 3.5%                                39,501

Total Common Stocks (Cost  $747,504)                               1,066,360

Convertible Preferred Stocks  0.0%

Western Water (Series C) *                                2,259          459

Total Convertible Preferred Stocks (Cost  $2,000)                        459

Convertible Bonds  0.2%

Inco, Deb. Notes, 5.75%, 7/1/04                       2,000,000        1,832

Total Convertible Bonds (Cost  $1,801)                                 1,832

Short-Term Investments  6.0%

Money Market Funds  6.0%

Reserve Investment Fund, 5.05% #                     67,725,899       67,726

Total Short-Term Investments (Cost  $67,726)                          67,726

Total Investments in Securities

100.0% of Net Assets (Cost $819,031)                              $1,136,377

Other Assets Less Liabilities                                             74

NET ASSETS                                                        $1,136,451
                                                                  ----------
Net Assets Consist of:
Accumulated net investment income
- net of distributions                                                $6,755

Accumulated net realized gain/loss
- net of distributions                                                73,687

Net unrealized gain (loss)                                           317,338

Paid-in-capital applicable to 47,693,917
shares of $1.00 par value capital stock
outstanding; 200,000,000 shares authorized                           738,671

NET ASSETS                                                        $1,136,451
                                                                  ----------
NET ASSET VALUE PER SHARE                                             $23.83
                                                                  ----------


   #  Seven-day yield
   *  Non-income producing
 ADR  American Depository Receipt
REIT  Real Estate Investment Trust
 AUD  Australian dollar
 CAD  Canadian dollar
 GBP  British sterling

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New Era Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                     6 Months
                                                                        Ended
                                                                      6/30/99
Investment Income
Income
  Dividend                                                         $   9,104
  Interest                                                             1,356
  Total income                                                        10,460

Expenses
  Investment management                                                2,938
  Shareholder servicing                                                  749
  Custody and accounting                                                  74
  Prospectus and shareholder reports                                      67
  Registration                                                            22
  Legal and audit                                                          8
  Directors                                                                4
  Miscellaneous                                                            5
  Total expenses                                                       3,867
  Expenses paid indirectly                                                (1)
  Net expenses                                                         3,866

Net investment income                                                  6,594

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                          47,570
  Foreign currency transactions                                          (90)
  Net realized gain (loss)                                            47,480

Change in net unrealized gain or loss
  Securities                                                         138,898
  Other assets and liabilities
  denominated in foreign currencies                                       (9)
  Change in net unrealized gain or loss                              138,889

Net realized and unrealized gain (loss)                              186,369

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $192,963
                                                                  ----------



The accompanying notes are an integral part of these financial statements.



T. Rowe Price New Era Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/99     12/31/98

Increase (Decrease) in Net Assets
Operations
  Net investment income                              $    6,594   $   15,972
  Net realized gain (loss)                               47,480      131,148
  Change in net unrealized gain or loss                 138,889     (276,486)
  Increase (decrease) in net
  assets from operations                                192,963     (129,366)

Distributions to shareholders
  Net investment income                                    --        (17,617)
  Net realized gain                                        --       (139,565)
  Decrease in net assets
  from distributions                                       --       (157,182)

Capital share transactions*
  Shares sold                                           104,508      141,620
  Distributions reinvested                                 --        139,441
  Shares redeemed                                      (159,584)    (488,611)
  Increase (decrease) in net
  assets from capital
  share transactions                                    (55,076)    (207,550)

Net Assets
Increase (decrease) during period                       137,887     (494,098)
Beginning of period                                     998,564    1,492,662

End of period                                        $1,136,451   $  998,564
                                                     -----------------------
*Share information
  Shares sold                                             4,762        5,613
  Distributions reinvested                                 --          7,121
  Shares redeemed                                        (7,560)     (19,753)
  Increase (decrease) in
  shares outstanding                                     (2,798)    (7, 019)





The accompanying notes are an integral part of these financial statements.



T. Rowe Price New Era Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1999


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 20, 1969.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation   Assets and liabilities are translated into U.S.
     dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $147,665,000 and $243,560,000, respectively, for the six months ended June 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $819,031,000. Net unrealized gain aggregated $317,346,000 at period-end, of which $403,667,000 related to appreciated investments and $86,321,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $527,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $565,000 for the six months ended June 30, 1999, of which $120,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 6.6% of the outstanding shares of the fund at June 30, 1999. For the six months then ended, the fund was allocated $90,000 of Spectrum expenses, $16,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $1,189,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------


Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

      * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value


International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.

10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367



Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.          F41-051  6/30/99